Net Loss Per Share	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Net Loss Per Share
(12)	Net Loss per Share

Basic net loss per ordinary share was computed by dividing the net loss applicable to common stock by the weighted-average number of common stock outstanding during the period. Options granted to employees under the Universal Biosensors Employee Option Plan are considered to be potential ordinary shares for the purpose of calculating diluted net loss per share. However, all these were not included in the calculation of diluted net loss per share in the year when the Group made a net loss as the effect of including them is anti-dilutive.

	Years Ended December 31,
	2013	2012	2011
Weighted average shares used as denominator in calculating:
Basic & diluted net loss per share	174,428,259	160,417,411	159,017,777